UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

CommonWealth REIT, or the Company, previously reported that on February 26, 2013, Corvex Management, LP, or Corvex, and Related Fund Management, LLC, or Related, jointly filed a Schedule 13D with the Securities and Exchange Commission, which filing was amended by them on February 27, 2013, and that on February 26 and February 27, 2013, the Company’s Board of Trustees received open letters from Corvex and Related, or the Corvex/Related Letters, raising various matters.  Among other things, the Corvex/Related Letters demanded that the Company terminate its public offering of common shares, or the Equity Offering, and its tender offer to purchase certain senior unsecured notes, or the Tender Offer, which were previously disclosed in the Company’s Current Report on Form 8-K dated February 25, 2013.  The Company also previously reported that, on February 27, 2013, Corvex and Related filed a complaint in a Maryland state court, against the Company, its trustees and Reit Management & Research LLC, the Company’s manager, that requests that the court, among other things, enjoin the Company and its Board of Trustees from taking actions to implement the proposed Equity Offering or rescind the Equity Offering should it be completed.  Through an open letter, dated February 26, 2013, Luxor Capital Group, LP, a shareholder of the Company, indicated its support for the Schedule 13D filed by Corvex and Related on February 26.

On February 27, 2013, the Company issued a press release announcing that its Board of Trustees has confirmed its prior determination that the best interests of the Company will be served by continuing the Equity Offering and Tender Offer.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

In addition, the Company is providing the following updated risk factor for the purpose of updating the disclosure contained in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2012.

The matters described in, arising out of or related to the Schedule 13D and related amendment filed by Corvex Management, LP and Related Fund Management, LLC create certain risks for our company and its equity investors.

The matters described in, arising out of or related to the Schedule 13D filed with the Securities and Exchange Commission by Corvex Management, LP, or Corvex, and Related Fund Management, LLC, or Related, on February 26, 2013, or the Schedule 13D, and the separate open letter we received from Corvex and Related on February 26, 2013, or collectively the Corvex and Related Documents, create certain risks for current and future investors in our common shares. Among other things, Corvex and Related have demanded that we terminate our offering of our common shares, or the Offering, and our tender offer for certain of our senior unsecured notes, or the Tender Offer, each announced by us on February 25, 2013. On February 27, 2013, Corvex and Related amended the Schedule 13D and, among other things, stated that they had on that date issued a press release that included an open letter, or the February 27 Letter, to the Company’s Board of Trustees providing additional details regarding what it described as its proposal to acquire all of the outstanding shares of the Company. Through an open letter, dated February 26, 2013,  Luxor Capital Group, LP, a shareholder of the Company, indicated its support for the Schedule 13D filed by Corvex and Related on February 26, 2013.  Additionally, on February 27, 2013, Corvex and Related filed a complaint for injunctive and declaratory relief and rescission in a Maryland state court, against the Company, its trustees and Reit Management & Research LLC, the Company’s manager.  The Complaint requests that the court, among other things, enjoin the Company and its Board of Trustees from taking actions to implement the Offering and rescind the Offering should it be completed.

After considering the Corvex and Related Documents and the Luxor letter, our Board of Trustees has determined to proceed with the Offering and the Tender Offer. That decision and any views that may be expressed or actions taken by the Board of Trustees with respect to the matters raised by, described in or related to the Corvex and Related Documents may be negatively received by our shareholders, which could result in negative consequences for us and have a material adverse effect on us and our future share prices. Litigation or arbitration could be costly and could divert our management’s time and attention from the operation of our business. Certain actions by Corvex and Related described in the Corvex and Related Documents could result in a change of control, a change in management and a change in the composition of the Company’s Board of Trustees, and could give rise to defaults under numerous agreements of ours, including our revolving credit facility, term loan and other debt agreements. Further, investors should not necessarily assume that the actions by Corvex and Related are an indication that they, or any other party, will seek to acquire us now or in the future or that any actions or proposed actions described by Corvex and Related in the Corvex and Related Documents will be taken, and investors should not necessarily ascribe incremental value to our shares as a result of the possibility of such actions.  No assurance can be given that our share price will not decline significantly, to or below prior trading levels, if we complete the Offering as currently contemplated, or as a result of our response to the Corvex/Related Letters, any views expressed by the Maryland court regarding the aforementioned Complaint, and/or any changes by Corvex and Related of their current course of action, including, but not limited to, the reduction of any offering price for our outstanding common shares or the abandonment thereof as a result of the completion of the Offering or otherwise.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE, ALTHOUGH THIS REPORT STATES THAT THE COMPANY’S BOARD OF TRUSTEES HAS DETERMINED THAT THE BEST INTERESTS OF THE COMPANY WILL BE SERVED BY THE COMPANY CONTINUING THE EQUITY OFFERING AND THE TENDER OFFER, THERE CAN BE NO ASSURANCE THAT THE EQUITY OFFERING OR THE TENDER OFFER WILL BE CONSUMMATED, THAT THEY WILL NOT BE DELAYED OR THAT THEIR TERMS WILL NOT CHANGE.  FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release issued by the Company dated February 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

February 27, 2013